UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     April 30, 2014

WESTERN ASSET

GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC. (GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 30, 2014

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014–15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it has since held rates steady, at a press conference following its meeting on May 8, 2014, after the reporting period ended, ECB President Mario Draghi indicated that they may soon take further actions, saying “The Governing Council is comfortable with acting next time, but before we want to see the staff projections that will come out in early June.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2014?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.31%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.47% in March and April 2014, before ending the period at 0.42%. The yield on the ten-year Treasury began the period at 2.57%, its low for the reporting period. Ten-year Treasuries peaked at 3.04% on December 31, 2013, before moving down to 2.67% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. After generally weakening in November and December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 1.74% during the six months ended April 30, 2014.

Q. How did the high-yield bond market perform over the six months ended April 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 4.72% for the six months ended April 30, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile but generated solid results overall during the six months ended April 30, 2014. The asset class declined in November 2013, as interest rates moved higher. After a brief rally in December, the asset class again weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply in February, March and April 2014 as investor demand resumed. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 3.30% during the six months ended April 30, 2014.

Performance review

For the six months ended April 30, 2014, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 4.29% based on its net asset value (“NAV”)ix and 6.65% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Corporate Indexx, returned 3.86% for the same period. The Lipper Global Income Closed-End Funds Category Averagexi returned 4.12% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.70 per share. As of April 30, 2014, the Fund

VI	Western Asset Global Corporate Defined Opportunity Fund Inc.

estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2014 (unaudited)
Price Per Share	6-month Total Return**
$20.52 (NAV)	4.29	%†
$18.56 (Market Price)	6.65	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 30, 2014

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to

Western Asset Global Corporate Defined Opportunity Fund Inc.	VII
*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Investment commentary (cont’d)

changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

The Barclays Global Aggregate Corporate Index is the corporate component of the Barclays Global Aggregate Index, which is comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 17 funds in the Fund’s Lipper category.

VIII	Western Asset Global Corporate Defined Opportunity Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — April 30, 2014

Total Spread Duration
GDO	— 4.16 years
Benchmark	— 6.10 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2014

Total Effective Duration
GDO	— 4.15 years
Benchmark	— 6.12 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 111.2%
Consumer Discretionary — 14.4%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	175,000	EUR	$281,904	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	1,170,836	(a)
Total Auto Components					1,452,740
Automobiles — 0.5%
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	204,178
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,300,000		1,319,802	(b)
Total Automobiles					1,523,980
Diversified Consumer Services — 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	170,739	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	190,000	GBP	323,202
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	461,663	GBP	915,380	(a)
Total Diversified Consumer Services					1,409,321
Hotels, Restaurants & Leisure — 2.0%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	650,000		676,000	(a)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	250,000		230,625	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		960,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,470,000		1,288,088
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	440,000		453,200	(a)
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,300,000
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	454,546	GBP	866,096
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	450,000		470,250	(a)
Total Hotels, Restaurants & Leisure					6,244,259
Media — 8.5%
Altice SA, Senior Secured Notes	7.750%	5/15/22	1,430,000		1,492,562	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,725,037
CCU Escrow Corp., Senior Secured Notes	10.000%	1/15/18	640,000		628,800	(a)
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	151,915	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	140,000	EUR	216,080	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	154,343	(a)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,098,190	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,118,750
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		2,066,648	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	300,000		318,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,502,083	(a)

See Notes to Financial Statements.

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,110,000		$1,137,750	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		764,370	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,082,222
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,922,863	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	483,000	EUR	763,902	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,612,819	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,359,172	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,484,464	(a)
Videotron Ltd, Senior Notes	7.125%	1/15/20	2,000,000	CAD	1,966,899	(a)
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	2,130,634
Total Media					26,698,253
Multiline Retail — 0.6%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		182,700
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,540,000		1,709,400	(a)(c)
Total Multiline Retail					1,892,100
Specialty Retail — 1.7%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	200,000	GBP	381,578	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	416,205	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,564,127	(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,740,000		1,848,767	(a)
Total Specialty Retail					5,210,677
Textiles, Apparel & Luxury Goods — 0.2%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	630,000		653,625	(a)(c)
Total Consumer Discretionary					45,084,955
Consumer Staples — 7.2%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	470,000		506,425	(a)
Food & Staples Retailing — 1.1%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,236,241	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,321,915
Total Food & Staples Retailing					3,558,156
Food Products — 1.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	1,270,520	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	889,000		994,569
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	610,000		602,375	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Food Products — continued
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,000,000		$1,085,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	471,000		488,663	(a)
Total Food Products					4,441,127
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		827,450	(a)
Tobacco — 4.2%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,435,432	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,401,737
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,808,266	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,868,533	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,699,751	(b)
Total Tobacco					13,213,719
Total Consumer Staples					22,546,877
Energy — 12.3%
Energy Equipment & Services — 1.2%
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	2,250,000		2,179,688	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	740,000		769,600	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	820,000		703,150	(a)
Total Energy Equipment & Services					3,652,438
Oil, Gas & Consumable Fuels — 11.1%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,698,247	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	1,410,000		1,410,000	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,428,890		1,584,282	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,992,375	(b)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	800,000		716,000	(a)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,526,298	(b)
Globe Luxembourg SCA, Senior Secured Notes	10.125%	5/1/18	1,050,000		1,152,375	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		455,900	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		723,775	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		327,437	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		1,918,125	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		733,125	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,023,750
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	380,000		400,104
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		778,822
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,295,775	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,000,663	(a)

See Notes to Financial Statements.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000		$786,778	(a)
Pioneer Energy Services Corp., Senior Notes	6.125%	3/15/22	300,000		308,250	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,625,625	(b)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	500,000		534,375	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,713,200	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,071,840	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,492,375	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	600,000		529,500	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	490,000		534,100	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		678,541	(b)
Total Oil, Gas & Consumable Fuels					35,011,637
Total Energy					38,664,075
Financials — 33.8%
Banks — 21.3%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	2,024,202	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,750,000		6,544,219
BBVA International Preferred SA Unipersonal, Junior Subordinated	9.100%	10/21/14	400,000	GBP	698,660	(d)(e)
BNP Paribas Fortis SA, Junior Subordinated Notes	4.625%	10/29/49	1,900,000	EUR	2,665,618	(a)(d)(e)
BNP Paribas Fortis SA, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,906,701
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,329,113
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,961,938
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,665,995	(a)(b)(d)(e)
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	658,297	(a)(d)(e)
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	900,000		1,040,490	(a)(b)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,947,450	(a)(b)(d)(e)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	5,392,281	(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		1,025,869	(a)(b)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	734,997	(a)(d)(e)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	3,900,000		3,900,000	(b)(d)(e)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,570,000		1,586,991	(b)(e)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,512,513	(d)
National Capital Trust I, Junior Subordinated Bond	5.620%	12/17/18	266,000	GBP	473,815	(a)(d)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,052,408

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,570,000		$2,727,639	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,420,000	AUD	1,575,326	(a)(d)
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	605,093	(d)(e)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,116,760	(a)(b)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,120,000		1,184,880	(a)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	664,887	(d)(e)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,634,229	(a)(d)(e)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,969,887	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,975,007	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/12/14	3,660,000		3,541,050	(d)(e)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,010,000		1,026,412	(d)(e)
Total Banks					67,142,727
Capital Markets — 3.2%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/12/14	1,300,000		1,007,500	(d)(e)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	4,213,313
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	1,107,464
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,614,601
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,961,720	(a)
Total Capital Markets					9,904,598
Consumer Finance — 2.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		2,015,741	(b)(d)
SLM Corp., Medium-Term Notes	5.050%	11/14/14	2,400,000		2,448,000	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,880,000		2,178,450	(b)
SLM Corp., Senior Notes	6.125%	3/25/24	200,000		199,200
Total Consumer Finance					6,841,391
Diversified Financial Services — 3.2%
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,600,891	(a)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,402,829	(a)(d)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,338,000	(b)(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,500,625	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,250,063	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	824,085	(d)(e)
Total Diversified Financial Services					9,916,493
Insurance — 3.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,502,009	(b)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	744,233	(d)(e)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,154,000	(a)(b)(d)(e)

See Notes to Financial Statements.

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
ELM BV, Subordinated Notes	5.252%	5/25/16	550,000	EUR	$806,452	(a)(d)(e)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,743,080	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	724,543	(d)(e)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		366,000	(a) (b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	757,840	(a)(d)(e)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	983,639	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,324,701	(b)
Total Insurance					11,106,497
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,230,000		1,328,400	(a)
Total Financials					106,240,106
Health Care — 2.8%
Health Care Equipment & Supplies — 0.4%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	690,000		690,000
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	651,742	(a)
Total Health Care Equipment & Supplies					1,341,742
Health Care Providers & Services — 1.9%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	809,925	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,221,251	(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	200,000	EUR	297,587	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,555,839	(b)
Total Health Care Providers & Services					5,884,602
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,646,567	(a)
Total Health Care					8,872,911
Industrials — 9.4%
Aerospace & Defense — 1.0%
Bombardier Inc., Senior Notes	6.125%	5/15/21	1,200,000	EUR	1,850,013	(a)
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	1,189,000		1,242,505	(a)
Total Aerospace & Defense					3,092,518
Airlines — 2.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		339,926	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,777,084	(a)
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	2,438,487		2,755,491
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	50,880		57,942

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	3,800,000		$3,871,250	(a)
Total Airlines					8,801,693
Building Products — 0.5%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	870,000		872,175	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	722,760	(a)
Total Building Products					1,594,935
Commercial Services & Supplies — 1.4%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	220,000		232,925	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,570,000		1,677,937
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,634,758	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	500,000		551,250	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	420,000		426,300	(a)
Total Commercial Services & Supplies					4,523,170
Construction & Engineering — 0.8%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	410,000	EUR	618,215	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	150,784	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	920,000		982,100	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	740,000		773,300	(a)
Total Construction & Engineering					2,524,399
Electrical Equipment — 0.1%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	151,092	(a)
Machinery — 0.8%
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,195,000	EUR	1,829,059	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	280,000	EUR	439,928	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	360,000		380,700	(a)(c)
Total Machinery					2,649,687
Marine — 0.4%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	345,884		309,566	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	175,000		176,313
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	630,000		693,000
Total Marine					1,178,879
Road & Rail — 0.6%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	224,792	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,630,000		1,807,263	(a)
Total Road & Rail					2,032,055

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Trading Companies & Distributors — 0.2%
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	480,000		$499,200	(a)
Transportation — 0.7%
CMA CGM, Senior Notes	8.500%	4/15/17	2,100,000		2,163,000	(a)
Transportation Infrastructure — 0.1%
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	400,000		420,000	(a)
Total Industrials					29,630,628
Information Technology — 1.4%
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	250,000	EUR	379,426	(a)
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	780,000		820,950	(a)(c)
Software — 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	670,000	EUR	1,037,516	(a)
Technology Hardware, Storage & Peripherals — 0.7%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,000,000		2,160,096	(b)
Total Information Technology					4,397,988
Materials — 9.7%
Chemicals — 0.8%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	892,229	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		802,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	554,000	EUR	793,090	(a)
Total Chemicals					2,487,319
Construction Materials — 0.5%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	610,000		661,850	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	1,089,589	(a)
Total Construction Materials					1,751,439
Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	270,000		282,150	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	88,235		92,426	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	870,000		909,150	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		996,675	(a)
Total Containers & Packaging					2,280,401
Metals & Mining — 6.4%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,008,000		1,131,782
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	500,000		593,576	(b)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	2,070,000		2,130,488	(b)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		$1,130,250	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		441,000	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	984,000		811,800	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	340,000		280,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,610,625	(a)
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	1,562,000		1,612,765	(a)
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	200,000	EUR	172,031	(a)
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	1,300,000		1,309,329	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000		1,666,077
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	800,000		668,000	(a)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		750,511
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,680,371
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		378,161
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		293,488	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	990,000		991,238	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,473,215
Total Metals & Mining					20,125,207
Paper & Forest Products — 1.3%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,430,312	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	690,000		674,475	(a)
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,851,668
Total Paper & Forest Products					3,956,455
Total Materials					30,600,821
Telecommunication Services — 13.7%
Diversified Telecommunication Services — 10.9%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	316,000		322,320	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,366,503	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	500,000		515,000
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	4,530,000		4,450,725	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		406,875
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	625,000		703,125
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		697,937	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,839,837	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	398,558	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	328,738	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,216,880	(b)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,505,870	(b)

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	280,000		$298,900
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,221,875	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	966,705	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	481,745	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	5,280,000		5,831,264	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		204,500	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		2,125,575	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,436,631	EUR	3,549,481	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,800,000		1,908,000
Total Diversified Telecommunication Services					34,340,413
Wireless Telecommunication Services — 2.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,328,474	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		750,560	(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	560,000	EUR	834,019	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	884,426	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		744,375
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,247,500
Sprint Corp., Senior Notes	7.125%	6/15/24	980,000		1,031,450	(a)
Total Wireless Telecommunication Services					8,820,804
Total Telecommunication Services					43,161,217
Utilities — 6.5%
Electric Utilities — 1.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,824,900	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,072,658	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	2,250,000		2,618,728
Total Electric Utilities					5,516,286
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,190,258	(a)
Independent Power and Renewable Electricity Producers — 2.5%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	800,000		876,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,776,000		1,998,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,527,916	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,152,000		1,225,440
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,182,419
Total Independent Power and Renewable Electricity Producers					7,809,775

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Multi-Utilities — 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	$2,412,446	(a)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,445,950	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	2,088,553
Total Multi-Utilities					5,946,949
Total Utilities					20,463,268
Total Corporate Bonds & Notes (Cost — $320,351,019)					349,662,846
Asset-backed Securities — 2.2%
Argent Securities Inc., 2004-W10 A2	0.934%	10/25/34	816,891		797,679	(d)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.127%	6/25/33	1,631,578		1,574,646	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	649,655		551,580	(d)
Home Equity Asset Trust, 2004-8 M1	1.022%	3/25/35	641,516		612,864	(d)
Park Place Securities Inc., 2004-WCW1 M2	0.832%	9/25/34	1,192,833		1,181,653	(d)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	5.470%	9/25/33	817,321		849,187
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	154,609		160,143	(d)
Soundview Home Equity Loan Trust, 2005-3 M2	0.932%	6/25/35	162,034		160,579	(d)
Structured Asset Securities Corp., 2002-HF1 A	0.732%	1/25/33	992,317		917,427	(d)
Total Asset-backed Securities (Cost — $6,225,756)					6,805,758
Collateralized Mortgage Obligations — 2.3%
ARM Trust, 2004-5 4A1	4.923%	4/25/35	462,434		460,153	(d)
Bear Stearns ARM Trust, 2005-12 24A1	5.534%	2/25/36	61,187		57,759	(d)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.749%	7/27/36	250,470		252,097	(a)(d)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.015%	7/10/38	1,500,000		1,636,188	(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	282,822		286,449	(a)
HarborView Mortgage Loan Trust, 2004-10 4A	2.551%	1/19/35	321,996		325,683	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2	2.851%	8/25/35	1,308,698		1,318,784	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.374%	4/25/31	1,585,456		1,567,755	(d)
Sequoia Mortgage Trust, 2003-03 A1	0.812%	7/20/33	639,739		627,095	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.876%	6/25/47	827,213		738,191	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.168%	9/25/36	91,258		80,707	(d)
Total Collateralized Mortgage Obligations (Cost — $6,508,106)					7,350,861
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $50,470)	8.000%	1/31/20	360,800	MXN	48,262	(a)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Senior Loans — 0.4%
Health Care — 0.4%
Health Care Providers & Services — 0.4%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	630,000		$632,887	(f)(g)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	770,000		767,113	(f)(h)
Total Senior Loans (Cost — $1,379,771)					1,400,000
Sovereign Bonds — 6.0%
Brazil — 1.6%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	560,000		571,900	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	10,044,000	BRL	4,292,017
Total Brazil					4,863,917
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,597,166	(a)
Peru — 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	497,611
Russia — 1.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	3,070,000		3,046,975	(a)
Turkey — 1.0%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	3,000,000		3,225,000
United Arab Emirates — 0.6%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		430,430	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,568,750	(a)
Total United Arab Emirates					1,999,180
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,936,155	(a)
Venezuela — 0.5%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,860,000		1,548,450
Total Sovereign Bonds (Cost — $18,692,477)					18,714,454
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $241,443)	2.750%	2/15/24	240,000		242,119

			Shares
Common Stocks — 0.8%
Financials — 0.8%
Banks — 0.8%
Citigroup Inc.			48,867		2,341,218

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate		Shares	Value
Industrials — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A Shares			139,004	$96,615	*
Total Common Stocks (Cost — $2,611,703)				2,437,833
Preferred Stocks — 0.3%
Financials — 0.3%
Capital Markets — 0.3%
State Street Corp.	5.900%		37,454	972,306	(d)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		3,050	83,143	(d)
Total Preferred Stocks (Cost — $1,017,989)				1,055,449
Total Investments before Short-term Investments (Cost — $357,078,734)				387,717,582

		Maturity Date	Face Amount†
Short-Term Investments — 0.5%
Repurchase Agreements — 0.5%
State Street Bank & Trust Co. repurchase agreement dated 4/30/14; Proceeds at maturity — $1,716,000; (Fully collateralized by U.S. government agency obligations, 2.070% due 11/7/22; Market Value — $1,752,859) (Cost — $1,716,000)	0.000%	5/1/14	1,716,000	1,716,000
Total Investments — 123.8% (Cost — $358,794,734#)				389,433,582
Liabilities in Excess of Other Assets — (23.8)%				(74,891,558)
Total Net Assets — 100.0%				$314,542,024

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	All or a portion of this loan is unfunded as of April 30, 2014. The interest rate for fully unfunded term loans is to be determined.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

Summary of Investments by Country **
United States	41.0%
United Kingdom	13.3
France	5.3
Brazil	4.3
Russia	4.0
Australia	3.3
Netherlands	2.9
Spain	2.7
Italy	2.5
Luxembourg	2.3
Mexico	2.3
Germany	1.8
Canada	1.7
Belgium	1.3
Chile	1.2
Qatar	1.1
Switzerland	1.0
United Arab Emirates	0.9
Colombia	0.9
Trinidad and Tobago	0.8
Turkey	0.8
Malaysia	0.7
Finland	0.5
Venezuela	0.4
South Africa	0.4
India	0.3
Ireland	0.3
Japan	0.2
Morocco	0.2
Poland	0.2

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country ** continued
Kazakhstan	0.2%
Bahamas	0.2
Argentina	0.2
Sweden	0.2
Peru	0.1
Indonesia	0.1
Czech Republic	0.0 †
Short-Term Investments	0.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2014 and are subject to change.

†	Represents less than 0.1%

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $358,794,734)	$389,433,582
Foreign currency, at value (Cost — $396,858)	397,810
Interest receivable	7,521,758
Receivable for securities sold	2,399,718
Unrealized appreciation on forward foreign currency contracts	125,963
Principal paydown receivable	26,607
Deposits with brokers for open futures contracts	5,003
Prepaid expenses	20,107
Total Assets	399,930,548

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	76,000,000
Payable for securities purchased	5,581,899
Unrealized depreciation on forward foreign currency contracts	2,962,389
Due to custodian	523,680
Investment management fee payable	254,569
Interest payable	4,589
Payable to broker — variation margin on open futures contracts	844
Accrued expenses	60,554
Total Liabilities	85,388,524
Total Net Assets	$314,542,024

Net Assets:
Par value ($0.001 par value; 15,327,258 shares issued and outstanding; 100,000,000 shares authorized)	$15,327
Paid-in capital in excess of par value	291,647,293
Undistributed net investment income	2,276,341
Accumulated net realized loss on investments and foreign currency transactions	(7,264,032)
Net unrealized appreciation on investments, futures contracts and foreign currencies	27,867,095
Total Net Assets	$314,542,024

Shares Outstanding	15,327,258

Net Asset Value	$20.52

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Interest	$12,069,222
Dividends	3,491
Less: Foreign taxes withheld	(25,256)
Total Investment Income	12,047,457

Expenses:
Investment management fee (Note 2)	1,537,549
Interest expense (Note 3)	275,641
Audit and tax	28,678
Directors’ fees	25,543
Transfer agent fees	21,781
Shareholder reports	20,861
Legal fees	16,317
Fund accounting fees	15,117
Stock exchange listing fees	14,298
Custody fees	11,638
Insurance	3,510
Miscellaneous expenses	4,696
Total Expenses	1,975,629
Net Investment Income	10,071,828

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	457,523
Foreign currency transactions	(4,031,583)
Net Realized Loss	(3,574,060)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,263,985
Futures contracts	(2,007)
Foreign currencies	352,882
Change in Net Unrealized Appreciation (Depreciation)	6,614,860
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	3,040,800
Increase in Net Assets from Operations	$13,112,628

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year Ended October 31, 2013	2014	2013

Operations:
Net investment income	$10,071,828	$19,000,118
Net realized loss	(3,574,060)	(4,001,210)
Change in net unrealized appreciation (depreciation)	6,614,860	2,610,981
Increase in Net Assets From Operations	13,112,628	17,609,889

Distributions to Shareholders From (Note 1):
Net investment income	(10,663,826)	(20,360,827)
Net realized gains	—	(1,192,678)
Return of capital	—	(232,711)
Decrease in Net Assets From Distributions to Shareholders	(10,663,826)	(21,786,216)

Fund Share Transactions:
Reinvestment of distributions (0 and 25,727 shares issued, respectively)	—	523,463
Cost of shares repurchased (19,518 and 0 shares repurchased, respectively)	(358,185)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(358,185)	523,463
Increase (Decrease) in Net Assets	2,090,617	(3,652,864)

Net Assets:
Beginning of period	312,451,407	316,104,271
End of period*	$314,542,024	$312,451,407
*Includesundistributed net investment income of:	$2,276,341	$2,868,339

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	21

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2014

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$13,112,628
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(35,029,856)
Sales of portfolio securities	37,839,153
Net purchases, sales and maturities of short-term investments	(1,716,000)
Payment-in-kind	(213,716)
Net amortization of premium (accretion of discount)	464,656
Increase in receivable for securities sold	(2,040,818)
Increase in interest receivable	(367,858)
Increase in prepaid expenses	(3,471)
Increase in receivable from principal paydown	(26,503)
Increase in deposits with brokers for futures contracts	(5,003)
Increase in payable for securities purchased	4,465,472
Decrease in investment management fee payable	(4,424)
Decrease in interest payable	(47,765)
Decrease in accrued expenses	(50,091)
Increase in payable to broker — variation margin on open futures contracts	844
Net realized gain on investments	(457,523)
Change in unrealized appreciation of investments and forward foreign currency transactions	(6,600,721)
Net Cash Provided by Operating Activities*	9,319,004

Cash Flows from Financing Activities:
Distributions paid on common stock	$(10,663,826)
Due to custodian	523,680
Payment for tendered shares	(358,185)
Net Cash Used in Financing Activities	(10,498,331)
Net Decrease in Cash	(1,179,327)
Cash at Beginning of Period	1,577,137
Cash at End of Period	$397,810

*	Included in operating expenses is cash of $323,406 paid for interest on borrowings.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2014[1,12]		2013[1]	2012[1]	2011[1]	2010[1,2]

Net asset value, beginning of period	$20.36		$20.63	$19.15	$20.41	$19.06 [3]

Income from operations:
Net investment income	0.66		1.24	1.33	1.39	1.21
Net realized and unrealized gain (loss)	0.20		(0.09)	1.67	(1.09)	1.44
Total income from operations	0.86		1.15	3.00	0.30	2.65

Less distributions from:
Net investment income	(0.70)	[4]	(1.33)	(1.50)	(1.48)	(1.30)
Net realized gains	—		(0.08)	(0.02)	(0.08)	—
Return of capital	—		(0.01)	—	—	—
Total distributions	(0.70)		(1.42)	(1.52)	(1.56)	(1.30)
Anti-dilutive impact of repurchase plan	0.00	[11,13]	—	—	—	—

Net asset value, end of period	$20.52		$20.36	$20.63	$19.15	$20.41

Market price, end of period	$18.56		$18.08	$20.25	$18.05	$19.08
Total return, based on NAV[5,6]	4.29%		5.76%	16.55%	2.13%	14.87%
Total return, based on Market Price[7]	6.65%		(3.84)%	21.54%	2.97%	2.33%

Net assets, end of period (000s)	$314,542		$312,451	$316,104	$291,495	$310,652

Ratios to average net assets:
Gross expenses	1.28%[8]		1.23%	1.34%	1.40%	1.35%[8]
Net expenses[9]	1.28	[8]	1.23	1.34	1.40	1.34 [8,10]
Net investment income	6.51	[8]	6.04	6.79	7.05	6.76 [8]

Portfolio turnover rate	9%		20%	9%	16%	18%

Supplemental data:
Loans Outstanding, End of Period (000s)	—		—	—	—	$50,000
Asset Coverage for Loan Outstanding	—		—	—	—	721%
Weighted Average Loan (000s)	—		—	—	$21,644	$48,044
Weighted Average Interest Rate on Loans	—		—	—	1.16%	1.18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 24, 2009 (commencement of operations) through October 31, 2010.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	The investment manager has agreed to reimburse all organizational expenses.

[11]	The repurchase plan was completed at an average repurchase price of $18.35 for 19,518 shares and $358,185 for the six months ended April 30, 2014.

[12]	For the six months ended April 30, 2014 (unaudited).

[13]	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$349,662,846	—	$349,662,846
Asset-backed securities	—	6,805,758	—	6,805,758
Collateralized mortgage obligations	—	7,350,861	—	7,350,861
Convertible bonds & notes	—	48,262	—	48,262
Senior loans	—	1,400,000	—	1,400,000
Sovereign bonds	—	18,714,454	—	18,714,454
U.S. government & agency obligations	—	242,119	—	242,119
Common stocks	$2,437,833	—	—	2,437,833
Preferred stocks	1,055,449	—	—	1,055,449
Total long-term investments	$3,493,282	$384,224,300	—	$387,717,582
Short-term investments†	—	1,716,000	—	1,716,000
Total investments	$3,493,282	$385,940,300	—	$389,433,582
Other financial instruments:
Forward foreign currency contracts	—	$125,963	—	$125,963
Total	$3,493,282	$386,066,263	—	$389,559,545

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$2,007	—	—	$2,007
Forward foreign currency contracts	—	$2,962,389	—	2,962,389
Total	$2,007	$2,962,389	—	$2,964,396

†	See Schedule of Investments for additional detailed categorizations.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,962,389. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$34,788,413	$241,443
Sales	37,839,153	—

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,368,551
Gross unrealized depreciation	(3,729,703)
Net unrealized appreciation	$30,638,848

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$76,000,000	0.73%	$76,000,000

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.72% to 0.74% during the six months ended April 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $ 275,641.

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

At April 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays	0.72%	4/28/2014	10/28/2014	$72,000,000
Barclays	0.72%	4/28/2014	10/28/2014	4,000,000
				$76,000,000

On April 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $95,942,808.

At April 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	2	6/14	$246,837	$248,844	$(2,007)

At April 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank N.A.	200,000	$337,648	5/14/14	$5,305
British Pound	Citibank N.A.	325,309	549,200	5/14/14	13,835
British Pound	Morgan Stanley	93,693	158,177	5/14/14	2,270
British Pound	Morgan Stanley	1,000,000	1,688,241	5/14/14	55,751
British Pound	UBS AG	1,000,000	1,688,240	5/14/14	6,393
British Pound	UBS AG	93,415	157,707	5/14/14	744
British Pound	UBS AG	120,068	202,704	5/14/14	2,704
Canadian Dollar	Morgan Stanley	71,250	64,986	5/14/14	726
Euro	Citibank N.A.	291,019	403,737	5/14/14	3,737
Euro	Citibank N.A.	200,000	277,464	5/14/14	(1,566)
Euro	Morgan Stanley	1,900,000	2,635,909	5/14/14	16,223
Euro	Morgan Stanley	3,082,988	4,277,092	5/14/14	16,680
Euro	UBS AG	551,708	765,396	5/14/14	1,595
Euro	UBS AG	144,125	199,948	5/14/14	(52)
					124,345
Contracts to Sell:
British Pound	Citibank N.A.	30,000	50,647	5/14/14	(1,033)
British Pound	Morgan Stanley	13,032,869	22,002,616	5/14/14	(750,334)
British Pound	UBS AG	12,351,776	20,852,767	5/14/14	(602,031)
Canadian Dollar	Morgan Stanley	1,583,776	1,444,546	5/14/14	(18,784)
Euro	Citibank N.A.	13,249,668	18,381,534	5/14/14	(255,524)
Euro	Citibank N.A.	100,000	138,732	5/14/14	(2,298)
Euro	Morgan Stanley	40,996,740	56,875,608	5/14/14	(1,114,836)
Euro	UBS AG	9,401,247	13,042,541	5/14/14	(215,931)
					(2,960,771)
Net unrealized loss on open forward foreign currency contracts					$(2,836,426)

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$125,963

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$2,007	—	$2,007
Forward foreign currency contracts	—	$2,962,389	2,962,389
Total	$2,007	$2,962,389	$2,964,396

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(4,172,305)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(2,007)	—	$(2,007)
Forward foreign currency contracts[1]	—	$336,736	336,736
Total	$(2,007)	$336,736	$334,729

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

During the six months ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$70,835
Forward foreign currency contracts (to buy)	6,021,954
Forward foreign currency contracts (to sell)	126,863,841

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at April 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$125,963	—	$125,963

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$844	$(844)	—
Forward foreign currency contracts	2,962,389	—	$2,962,389
Total	$2,963,233	$(844)	$2,962,389

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to April 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/23/2014	5/30/2014	$0.1160
6/20/2014	6/27/2014	$0.1160
7/18/2014	7/25/2014	$0.1160
8/22/2014	8/29/2014	$0.1160

6. Stock repurchase program

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended April 30, 2014, the Fund repurchased 0.13% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 10.53% for the six months ended April 30, 2014. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included on the Financial Highlights.

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) Western Asset Management Company Ltd. in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Global Corporate Defined Opportunity Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

38	Western Asset Global Corporate Defined Opportunity Fund Inc.

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of ten funds, including the Fund, for the 1-year period ended June 30, 2013 and of eight funds, including the Fund, for the 3-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2013 was ranked fifth among the funds in the Performance Universe for that period and was ranked third among the Funds in the Performance Universe for the 3-year period ended such date. In each of the periods, the Fund’s performance was better than the median performance for the funds in the Performance Universe for that period. The Board noted that the small number of funds comprising the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark in each of the 1- and 3-year periods ended June 30, 2013.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements

Western Asset Global Corporate Defined Opportunity Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and four other leveraged global income closed-end funds, as classified by Lipper. The funds in the Expense Universe had net common share assets ranging from $116.3 million to $1.048 billion. Three of the other funds in the Expense Universe were larger than the Fund and one was smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked second among the funds in the Expense Universe and was better (i.e., lower) than the Expense Universe median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), whether compared on the basis of common share assets only or on the basis of both common share and leveraged assets, was ranked third among the funds in the Expense Universe and was at the Expense Universe median for that expense component. The Fund’s actual total expenses compared on the basis of common share assets only ranked second among the funds in the Expense Universe and were better than the Expense Universe median for that expense component. The Fund’s actual total expenses compared on the basis of both common share and leveraged assets ranked third among the funds in the Expense Universe and was at the Expense Universe median for that expense component. The Board considered that the small number of funds in the Expense Universe, which included another Legg Mason Closed-end Fun, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower,

40	Western Asset Global Corporate Defined Opportunity Fund Inc.

than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 2 percent during the period covered by the analysis and remained at a reasonable level in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Western Asset Global Corporate Defined Opportunity Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *   *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on February 28, 2014 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	13,520,878	273,029
Daniel P. Cronin	13,529,744	264,163
Paolo M. Cucchi	13,508,186	285,721
Kenneth D. Fuller	13,523,275	270,632

At April 30, 2014, in addition to Carol L. Colman, Daniel P. Cronin, Paolo M. Cucchi and Kenneth D. Fuller, the other Directors of the Fund were as follows:

Leslie H. Gelb
William R. Hutchinson
Eileen A. Kamerick
Riordan Roett
Jeswald W. Salacuse

Western Asset Global Corporate Defined Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global Corporate Defined Opportunity Fund Inc.	45

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft

Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDO

*	Mr. Salacuse will retire from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX012645 6/14 SR14-2227

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 24, 2014